UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2008

EXTERRAN PARTNERS, L.P.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 836-7000

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Amendment to Amended and Restated Omnibus Agreement

In connection with the completion of the Transactions described in Item 2.01, below, on July 30, 2008, Exterran Partners, L.P. (the “Partnership”) entered into an amendment (the “Amendment”) to the First Amended and Restated Omnibus Agreement, dated as of August 20, 2007 (the “Omnibus Agreement”), by and among the Partnership, Exterran Holdings, Inc. (“EXH”), Exterran Energy Solutions, L.P. (“EESLP”) (individually and as successor to Exterran, Inc.), Exterran GP LLC (“GP LLC”), Exterran General Partner, L.P. (“GP”) and EXLP Operating LLC (“EXLP Operating”) regarding several relationships between EXH and the Partnership.  The Omnibus Agreement and the description of the Omnibus Agreement are incorporated herein by reference to Exhibit 10.3 to the Partnership’s Quarterly Report on Form 10-Q filed on November 6, 2007 and the Partnership’s Current Report on Form 8-K filed on August 24, 2007, respectively.  The Amendment, among other things, (1) increases the cap on the Partnership's reimbursement of selling, general and administrative costs allocable from EXH to the Partnership based on such costs incurred by EXH on behalf of the Partnership (after taking into account such costs that we incur and pay directly) from $4.75 million per quarter to $6.0 million per quarter, (2) increases the cap on the Partnership's reimbursement of operating costs allocable from EXH to the Partnership based on such costs incurred by EXH on behalf of the Partnership from $18.00 per horsepower per quarter to $21.75 per horsepower per quarter and (3) extends the term of the caps on the Partnership's reimbursement of selling, general and administrative costs and operating costs for an additional year such that the caps will terminate on December 31, 2009.

Relationships

Each of the parties to the Amendment other than EXH is a direct or indirect subsidiary of EXH. As a result, certain individuals, including officers and directors of EXH and GP LLC, serve as officers and/or directors of more than one of such entities. Also, EXH holds a 2% general partner interest and incentive distribution rights in the Partnership through its indirect ownership of GP, the general partner of the Partnership.

Item 2.01    Completion of Acquisition or Disposition of Assets

On June 25, 2008, the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with EXH, Hanover Compressor Company, Hanover Compression General Holdings, LLC, EESLP, Exterran ABS 2007 LLC (“ABS 2007”), Exterran ABS Leasing 2007 LLC (“ABS Leasing”), EES Leasing LLC (“EES Leasing”), EXH GP LP LLC, GP LLC, EXH MLP LP LLC (“MLP LP LLC”), GP, EXLP Operating and EXLP Leasing LLC (“EXLP Leasing”).  The Contribution Agreement is incorporated herein by reference to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on June 26, 2008.  Pursuant to the Contribution Agreement, on July 30, 2008, the Partnership and the other parties to the Contribution Agreement completed the following transactions (collectively, the “Transactions”):

1.            A series of conveyances, contributions and distributions of specified contract operations customer service agreements with 34 customers, together with a fleet of 617 compressor units used to provide compression services under those agreements, owned by ABS Leasing, ABS 2007, EES Leasing and EESLP to various parties to the Contribution Agreement and ultimately to EXLP Operating and EXLP Leasing;

2.            The Partnership’s issuance of 2,413,672 common units representing limited partner interests in the Partnership (“Common Units”) to MLP LP LLC;

3.            The Partnership’s issuance of 49,259 general partner units in the Partnership (“General Partner Units”) to GP in consideration of the continuation of GP’s 2.0% general partner interest in the Partnership; and

4.            EXLP Operating’s assumption and retirement of $175.3 million of EXH’s debt.

The Conflicts Committee of the Board of Directors of GP LLC, acting pursuant to delegated authority under the Partnership’s First Amended and Restated Agreement of Limited Partnership, as amended, approved the terms of the Contribution Agreement and the Transactions.  The description in Item 1.01 above of the relationships between the parties to the Amendment and the descriptions in Items 2.03 and 3.02 below of the Partnership’s and EXLP Operating’s financing of the Transactions are incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description in Item 2.01 above of the Contribution Agreement, the Transactions and EXLP Operating’s assumption of debt is incorporated herein by reference.

In October 2006, the Partnership and EXLP Operating entered into a senior secured credit agreement. The revolving credit facility under the credit agreement initially consisted of a five-year $225 million revolving credit facility, which was expanded to $315 million in July 2007.  In May 2008, the Partnership and EXLP Operating entered into an amendment to the credit agreement and related loan documents with the lenders party thereto and Wachovia Bank, National Association, as administrative agent, increasing the aggregate commitments under the credit agreement to provide for a $117.5 million term loan facility.  On July 30, 2008, EXLP Operating assumed $175.3 million of EXH’s debt in connection with the Transactions and repaid that debt in full with a combination of $117.5 million in borrowings under the term loan facility and $57.8 million in additional borrowings under the revolving credit facility.

The foregoing description of the senior secured credit agreement and the amendment thereto does not purport to be complete and is qualified in its entirety by reference to (i) Exhibit 10.1 to the Partnership’s Current Report on Form 8-K filed on October 26, 2006, (ii) Exhibit 10.2 to the Partnership’s Quarterly Report on Form 10-Q filed on May 8, 2008 and (iii) the descriptions of the senior secured credit agreement and the amendment thereto contained in the Partnership’s Quarterly Report on Form 10-Q filed on May 8, 2008, all of which are incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.

The descriptions in Item 2.01 above of the issuance by the Partnership of Common Units to MLP LP LLC and the issuance of General Partner Units to GP in connection with the consummation of the Transactions are incorporated herein by reference. The issuance of those units was completed on July 30, 2008 in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(2), each as a transaction by an issuer not involving a public offering.

Item 8.01     Other Events

On July 30, 2008, the Partnership announced the closing of the transactions described in Items 1.01, 2.01, 2.03 and 3.02 above.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) will be filed by amendment no later than 71 days after the date of this Form 8-K.

(b) Pro Forma Financial Information.

The financial statements required by Item 9.01(b) will be filed by amendment no later than 71 days after the date of this Form 8-K.

(d) Exhibits.

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated July 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN PARTNERS, L.P.

	By:	Exterran General Partner, L.P., its general partner

	By:	Exterran GP LLC, its general partner

(Registrant)

August 5, 2008	By:	/s/ Daniel K. Schlanger

Daniel K. Schlanger
Senior Vice President and Chief Financial Officer

Exhibit Index

99.1	Press release of Exterran Holdings, Inc. and Exterran Partners, L.P., dated July 30, 2008.